Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of E-Qure Corp. (the “Company”) on Form 10-K for the year ended December 31, 2020 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Gal Peleg, CFO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Gal Peleg
Gal Peleg
CFO

Dated: April 30, 2021

A signed original of this written statement required by Section 906 has been provided to E-Qure Corp. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.